Exhibit 99.1
Fabrinet Announces Third Quarter Fiscal Year 2023 Financial Results
•Record Third Quarter Revenue of $665.3 Million Exceeds Guidance
BANGKOK, Thailand – May 8, 2023 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its third fiscal quarter ended March 31, 2023.

Seamus Grady, Chief Executive Officer of Fabrinet, said, “Revenue in the third quarter was above our guidance range, and we demonstrated the operating leverage inherent in our business model. While near-term inventory adjustments are affecting some parts of our business, the impacts are being somewhat offset by growth from other customer programs and continued gradual improvements in component availability. Our strong execution continues to benefit our bottom line results and we remain well-positioned to extend our success.”
Third Quarter Fiscal Year 2023 Financial Highlights
GAAP Results
•Revenue for the third quarter of fiscal year 2023 was $665.3 million, compared to $564.4 million for the third quarter of fiscal year 2022.
•GAAP net income for the third quarter of fiscal year 2023 was $59.4 million, compared to $50.7 million for the third quarter of fiscal year 2022.
•GAAP net income per diluted share for the third quarter of fiscal year 2023 was $1.60, compared to $1.35 for the third quarter of fiscal year 2022.
Non-GAAP Results
•Non-GAAP net income for the third quarter of fiscal year 2023 was $71.8 million, compared to $56.2 million for the third quarter of fiscal year 2022.
•Non-GAAP net income per diluted share for the third quarter of fiscal year 2023 was $1.94, compared to $1.50 for the third quarter of fiscal year 2022.
Business Outlook
Based on information available as of May 8, 2023, Fabrinet is issuing guidance for its fourth fiscal quarter ending June 30, 2023, as follows:
•Fabrinet expects fourth quarter revenue to be in the range of $630 million to $650 million.
•GAAP net income per diluted share is expected to be in the range of $1.57 to $1.64, based on approximately 37.0 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $1.76 to $1.83, based on approximately 37.0 million fully diluted shares outstanding.
Guidance for non-GAAP net income per diluted share excludes share-based compensation expenses and certain non-recurring items. A reconciliation of non-GAAP net income per diluted share to the corresponding GAAP measure is available at the end of this press release.
Conference Call Information

What:	Fabrinet Third Quarter Fiscal Year 2023 Financial Results Call
When:	May 8, 2023
Time:	5:00 p.m. ET
Live Call and Replay:	https://investor.fabrinet.com/events-and-presentations/events
A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.

About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, and Israel. For more information visit: www.fabrinet.com.
Forward-Looking Statements
“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our optimism that we will be able to extend our success; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the fourth quarter of fiscal year 2023. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the growing global economic downturn; continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials; less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel, the U.S. and the U.K.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on February 7, 2023. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financials
We refer to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding our ongoing operational performance. Non-GAAP net income excludes: share-based compensation expenses; depreciation of fair value uplift; amortization of intangibles; severance payment and others; restructuring and other related costs; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.
These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands of U.S. dollars, except share data and par value)	March 31, 2023	June 24, 2022
Assets
Current assets
Cash and cash equivalents	$230,743	$197,996
Short-term restricted cash	—	220
Short-term investments	307,980	280,157
Trade accounts receivable, net of allowance for doubtful accounts of $1,031 and $1,271, respectively	540,343	439,330
Contract assets	21,081	13,464
Inventories	554,247	557,145
Prepaid expenses	10,606	11,626
Other current assets	39,610	25,233
Total current assets	1,704,610	1,525,171
Non-current assets
Long-term restricted cash	—	149
Property, plant and equipment, net	308,365	292,277
Intangibles, net	2,471	3,508
Operating right-of-use assets	2,210	4,084
Deferred tax assets	10,487	9,800
Other non-current assets	658	652
Total non-current assets	324,191	310,470
Total Assets	$2,028,801	$1,835,641
Liabilities and Shareholders’ Equity
Current liabilities
Long-term borrowings, current portion, net	$12,156	$12,156
Trade accounts payable	436,085	439,684
Fixed assets payable	20,116	9,085
Contract liabilities	3,249	1,982
Operating lease liabilities, current portion	1,634	2,319
Income tax payable	2,785	2,898
Accrued payroll, bonus and related expenses	28,899	20,374
Accrued expenses	23,428	24,758
Other payables	26,637	25,231
Total current liabilities	554,989	538,487
Non-current liabilities
Long-term borrowings, non-current portion, net	3,039	15,202
Deferred tax liability	6,159	6,001
Operating lease liability, non-current portion	235	1,476
Severance liabilities	21,267	18,384
Other non-current liabilities	1,531	2,409
Total non-current liabilities	32,231	43,472
Total Liabilities	587,220	581,959
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of March 31, 2023 and June 24, 2022)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,274,783 shares and 39,048,700 shares issued at March 31, 2023 and June 24, 2022, respectively; and 36,578,909 shares and 36,436,683 shares outstanding at March 31, 2023 and June 24, 2022, respectively)	393	390
Additional paid-in capital	200,141	196,667
Less: Treasury shares (2,695,874 shares and 2,612,017 shares as of March 31, 2023 and June 24, 2022, respectively)	(156,475)	(147,258)
Accumulated other comprehensive income (loss)	(6,281)	(12,793)
Retained earnings	1,403,803	1,216,676
Total Shareholders’ Equity	1,441,581	1,253,682
Total Liabilities and Shareholders’ Equity	$2,028,801	$1,835,641

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (unaudited)

	Three Months Ended		Nine Months Ended
(in thousands of U.S. dollars, except per share data)	March 31, 2023	March 25, 2022	March 31, 2023	March 25, 2022
Revenues	$665,281	$564,395	$1,989,366	$1,674,350
Cost of revenues	(579,274)	(493,702)	(1,735,388)	(1,470,689)
Gross profit	86,007	70,693	253,978	203,661
Selling, general and administrative expenses	(18,309)	(17,034)	(57,804)	(55,412)
Restructuring and other related costs	(5,872)	—	(5,872)	(135)
Operating income	61,826	53,659	190,302	148,114
Interest income	3,317	414	7,210	1,470
Interest expense	(399)	(73)	(1,179)	(347)
Foreign exchange gain (loss), net	(1,303)	(410)	(3,122)	998
Other income (expense), net	31	(36)	(178)	(1,351)
Income before income taxes	63,472	53,554	193,033	148,884
Income tax expense	(4,117)	(2,893)	(5,906)	(4,693)
Net income	59,355	50,661	187,127	144,191
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	2,046	(2,455)	1,768	(3,615)
Change in net unrealized gain (loss) on derivative instruments	(5,535)	666	4,435	2,743
Change in net retirement benefits plan – prior service cost	113	124	338	448
Change in foreign currency translation adjustment	(191)	(34)	(29)	(198)
Total other comprehensive income (loss), net of tax	(3,567)	(1,699)	6,512	(622)
Net comprehensive income	$55,788	$48,962	$193,639	$143,569
Earnings per share
Basic	$1.62	$1.37	$5.12	$3.90
Diluted	$1.60	$1.35	$5.07	$3.85
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	36,608	36,940	36,575	36,945
Diluted	36,989	37,473	36,895	37,451

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Nine Months Ended
(in thousands of U.S. dollars)	March 31, 2023	March 25, 2022
Cash flows from operating activities
Net income for the period	$187,127	$144,191
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	32,504	28,907
Non-cash restructuring charges and other related costs	2,201	—
(Gain) loss on disposal and impairment of property, plant and equipment	(1,630)	(175)
(Gain) loss from sales and maturities of available-for-sale securities	92	(13)
Amortization of discount (premium) of short-term investments	300	3,038
Amortization of deferred debt issuance costs	24	24
(Reversal of) allowance for doubtful accounts	(240)	(39)
Unrealized loss (gain) on exchange rate and fair value of foreign currency forward contracts	693	(1,422)
Amortization of fair value at hedge inception of interest rate swaps	(478)	(736)
Share-based compensation	21,217	21,701
Deferred income tax	(276)	563
Other non-cash expenses	(151)	1,067
Changes in operating assets and liabilities
Trade accounts receivable	(98,212)	(109,334)
Contract assets	(7,617)	(1,690)
Inventories	2,720	(30,503)
Other current assets and non-current assets	(11,807)	(11,221)
Trade accounts payable	(5,028)	55,333
Contract liabilities	1,267	243
Income tax payable	(262)	(872)
Severance liabilities	1,917	1,883
Other current liabilities and non-current liabilities	17,861	6,952
Net cash provided by operating activities	142,222	107,897
Cash flows from investing activities
Purchase of short-term investments	(154,033)	(119,853)
Proceeds from sales of short-term investments	30,179	19,463
Proceeds from maturities of short-term investments	97,408	92,862
Purchase of property, plant and equipment	(43,422)	(75,327)
Purchase of intangibles	(698)	(592)
Proceeds from disposal of property, plant and equipment	117	229
Net cash used in investing activities	(70,449)	(83,218)
Cash flows from financing activities
Repayment of long-term borrowings	(12,187)	(9,141)
Repayment of finance lease liability	(7)	—
Repurchase of ordinary shares	(9,217)	(28,624)
Withholding tax related to net share settlement of restricted share units	(17,740)	(20,439)
Net cash used in financing activities	(39,151)	(58,204)
Net increase (decrease) in cash, cash equivalents and restricted cash	$32,622	$(33,525)
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	$198,365	$303,123
Increase (decrease) in cash, cash equivalents and restricted cash	32,622	(33,525)
Effect of exchange rate on cash, cash equivalents and restricted cash	(244)	(301)
Cash, cash equivalents and restricted cash at the end of period	$230,743	$269,297
Non-cash investing and financing activities
Construction, software and equipment-related payables	$20,116	$14,060

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) (Continued)
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets that sum to the total of the same amounts shown in the condensed consolidated statements of cash flows:

	As of
(in thousands)	March 31, 2023	March 25, 2022
Cash and cash equivalents	$230,743	$269,140
Restricted cash	—	157
Cash, cash equivalents and restricted cash	$230,743	$269,297

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Three Months Ended				Nine Months Ended
	March 31, 2023		March 25, 2022		March 31, 2023		March 25, 2022
(in thousands of U.S. dollars, except share data)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$59,355	$1.60	$50,661	$1.35	$187,127	$5.07	$144,191	$3.85
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,453	0.04	1,183	0.03	5,028	0.14	4,579	0.12
Depreciation of fair value uplift	—	—	—	—	—	—	92	0.00
Total related to gross profit	1,453	0.04	1,183	0.03	5,028	0.14	4,671	0.12
Related to selling, general and administrative expenses:
Share-based compensation expenses	5,080	0.14	4,540	0.12	16,003	0.43	17,122	0.46
Amortization of intangibles	70	0.00	101	0.00	224	0.01	328	0.01
Severance payment and others	—	—	(250)	0.00	—	—	105	0.00
Total related to selling, general and administrative expenses	5,150	0.14	4,391	0.12	16,227	0.44	17,555	0.47
Related to other income and expense:
Restructuring and other related costs	5,872	0.16	—	—	5,872	0.16	135	0.01
Amortization of deferred debt issuance costs	8	0.00	8	0.00	24	0.00	24	0.00
Total related to other income and expense	5,880	0.16	8	0.00	5,896	0.16	159	0.01
Total related to net income & EPS	12,483	0.34	5,582	0.15	27,151	0.74	22,385	0.60
Non-GAAP measures	$71,838	$1.94	$56,243	$1.50	$214,278	$5.81	$166,576	$4.45
Shares used in computing diluted net income per share
GAAP diluted shares		36,989		37,473		36,895		37,451
Non-GAAP diluted shares		36,989		37,473		36,895		37,451

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(in thousands)	Three Months Ended		Nine Months Ended
	March 31, 2023	March 25, 2022	March 31, 2023	March 25, 2022
Net cash provided by operating activities	$37,122	$50,329	$142,222	$107,897
Less: Purchase of property, plant and equipment	(19,779)	(23,410)	(43,422)	(75,327)
Non-GAAP free cash flow	$17,343	$26,919	$98,800	$32,570

FABRINET
GUIDANCE FOR QUARTER ENDING JUNE 30, 2023
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$1.57 to $1.64
Related to cost of revenues:
Share-based compensation expenses	0.05
Total related to gross profit	0.05
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.14
Total related to selling, general and administrative expenses	0.14
Total related to net income & EPS	0.19
Non-GAAP net income per diluted share	$1.76 to $1.83